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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) NOVEMBER 14, 2000
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                            PRECISION PARTNERS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       333-33438                                        75-2783285
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(Commission File Number)                    (I.R.S. Employer Identification No.)


              5606 N. MACARTHUR BLVD., SUITE 760, IRVING, TX 75038
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               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 580-1550
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.    OTHER EVENTS.
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           This current report on Form 8-K is being filed by Precision
Partners, Inc. for the purpose of providing the information set forth in a press release issued by it on November 14, 2000, a copy of which is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1     Press Release issued on November 14, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRECISION PARTNERS, INC.

                                           By: /s/ Frank Reilly
                                               ---------------------------------
                                               Frank Reilly
                                               Executive Vice-President and
                                               Chief Financial Officer

Date: November 15, 2000


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                                  EXHIBIT INDEX

         Exhibit
         Number              Description
         -------             -----------

         99.1                Press Release dated November 14, 2000